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                                                                    EXHIBIT 99.1

                                    AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

         In WITNESS WHEREOF, the undersigned have executed this Agreement.

                                Cahill, Warnock Strategic Partners Fund, L.P.

                                By:  Cahill, Warnock Strategic Partners,
                                     L.P., its general partner

                                     /s/ Donald W. Hughes
                                     ---------------------------------------
                                         Title: Secretary



                                Cahill, Warnock Strategic Partners, L.P.

                                     /s/ Donald W. Hughes
                                     ---------------------------------------
                                         Title: Secretary and General Partner



                                Strategic Associates, L.P.

                                By:  Cahill, Warnock Strategic Partners,
                                     L.P., its general partner


                                     /s/ Donald W. Hughes
                                     ---------------------------------------
                                         Title: Secretary


                                Edward L. Cahill

                                *
                                --------------------------------------------
                                Edward L. Cahill


                                David L. Warnock

                                *
                                --------------------------------------------
                                David L. Warnock



                                Donald W. Hughes


                                /s/ Donald W. Hughes
                                --------------------------------------------
                                Name: Donald W. Hughes


                   */s/ Donald W. Hughes, as Attorney-in Fact